UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 19, 2007
                                                  ------------------------------


                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


       Delaware                        1-12001                  25-1792394
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


        1000 Six PPG Place, Pittsburgh, Pennsylvania            15222-5479
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (412) 394-2800
                                                     ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

On March 19, 2007, Allegheny Technologies Incorporated (the "Company") announced that L. Patrick Hassey, Chairman, President, and Chief Executive Officer, will speak at the JP Morgan Aviation & Transportation Conference in New York, NY on March 21, 2007. Mr. Hassey's remarks and presentation slides will be available at 3:45 p.m. (EST) on Wednesday, March 21, 2007, on the Company's website www.alleghenytechnologies.com under the "Investors" tab. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

        (d)     Exhibits

                Exhibit 99.1 Press release dated March 19, 2007.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALLEGHENY TECHNOLOGIES INCORPORATED

                                  By: /s/ Jon D. Walton
                                      ------------------------------------------
                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer



Dated: March 19, 2007

                                  EXHIBIT INDEX


Exhibit 99.1    Press release dated March 19, 2007.